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                                                                   EXHIBIT 10.15

[EGREETINGS LOGO]


                  1999 EGREETINGS NETWORK INCENTIVE BONUS PLAN
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PURPOSE                  To attract, reward, and retain outstanding employees
                         who contribute to the success of the company.
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ELIGIBILITY              All full-time, regular status employees who are hired
                         by September 30, 1999 are eligible.

                         Sales employees who are on base plus commission plans, temporary/part-time employees, and contractors are not eligible to participate in this plan.
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GUIDELINES               Employee:             5% of base salary
                         Senior Technical:    10% of base salary
                         Manager:             10% of base salary
                         Director:            15% of base salary
                         VP/Sr. Director:     20% of base salary
                         SVP:                 25% of base salary
                         EVP:                 35% of base salary
                         CEO:                 50% of base salary

                         Bonus based on actual salary paid in 1999 (excluding any sign-on/relocation bonuses)
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GOALS/OBJECTIVES         50% of Estaff Bonus is based upon company-wide goals
                         of: A) $3.5M in Revenue, B) 10.5M Cumulative
                         Registered Customers, C) 6.0M Monthly Egreetings Sent, and D) 2.8M Unique Monthly Visitors (Media Metrix numbers). The remaining 50% of Estaff bonus would be discretionary and based on individual goals.

                         Similarly, Staff bonus would be 50% on company-wide goals. The remaining 50% would be discretionary and based on the employee's performance evaluation.
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BONUS POOL CALCULATION   All of company financial goals must be met to fund the
                         bonus pool at 100%.

                         Achievement of financial and operational goals between 80% to 110% will result in a sliding scale formula, as approved by the Board of Directors.

                         No bonus pool if the company achieves less than 80% of financial and operational goals.
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PAYOUT                   Any employee who has a hire date after September 30,
                         1999 will not receive a bonus payout.

                         Payment of bonus will be made after the close of the fiscal year but no later than February 15, 2000. Bonus withholdings will be calculated at 20% and not subject to other deductions such as 401(k) contributions. Must be employed with the company as of payout date.
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